UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

BioFuel Energy Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1600 Broadway, Suite 1740
Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On October 17, 2014, the stockholders of BioFuel Energy Corp. (the “Company”) approved the Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan (the “2014 Equity Plan”).  The Board of Directors of the Company (the “Board”) had previously approved the 2014 Equity Plan on July 8, 2014, subject to stockholder approval. The material terms of the 2014 Equity Plan are summarized on pages 194 through 197 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 18, 2014 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the 2014 Equity Plan is qualified in its entirety by reference to the actual terms of the 2014 Equity Plan, a complete copy of which is set forth as Annex F to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On October 17, 2014, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  The Proxy Statement described in detail the proposals voted upon at the Annual Meeting.  As of September 15, 2014, the record date for the Annual Meeting, 5,456,625 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) were issued and outstanding, net of 40,481 shares held in treasury, and 780,958 shares of the Company’s class B common stock, par value $0.01 per share (“Class B Common Stock”) were issued and outstanding.  A quorum of 5,620,440 shares of Common Stock and Class B Common Stock were present or represented at the Annual Meeting.  The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below.

1.
The proposal to adopt the Transaction Agreement, dated as of June 10, 2014 (the “Transaction Agreement”), by and among the Company, certain affiliates of Greenlight Capital, Inc., Brickman Member Joint Venture, JBGL Builder Finance LLC and certain subsidiaries of JBGL Capital, LP and to approve the proposed transactions contemplated by the Transaction Agreement and the related transaction documents (the ‘‘Transactions’’) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
4,354,942	4,794	17,166	1,243,538

This proposal 1 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

2.
The proposal to adopt the Transaction Agreement and to approve the Transactions by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock (other than those shares of Common Stock and Class B Common Stock owned by Greenlight Capital, Inc. and its affiliates (‘‘Greenlight’’)).

For	Against	Abstain	Broker Non-Votes
2,142,090	4,294	18,981	1,243,538

This proposal 2 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock (other than those shares of Common Stock and Class B Common Stock owned by Greenlight).

3.	The proposal to approve the issuance of shares of Common Stock in connection with the Transactions.

For	Against	Abstain	Broker Non-Votes
4,353,688	4,748	18,466	1,243,538

This proposal 3 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

4.	The proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to increase the number of authorized shares of Common Stock.

For	Against	Abstain	Broker Non-Votes
4,351,245	7,817	17,840	1,243,538

This proposal 4 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock.

5.	The proposal to approve an amendment to the Charter to change the name of the Company to “Green Brick Partners, Inc.”

For	Against	Abstain	Broker Non-Votes
4,369,476	5,413	2,013	1,243,538

This proposal 5 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock.

6.	The proposal to approve an amendment to the Charter to eliminate all provisions in the Charter relating to the units of membership interests of BioFuel Energy, LLC and the Class B Common Stock.

Common Stock and Class B Common Stock voting together:

For	Against	Abstain	Broker Non-Votes
4,369,328	5,007	2,567	1,243,538

Class B Common Stock voting as a separate class:

For	Against	Abstain	Broker Non-Votes
780,958	0	0	0

This proposal 6 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock, voting together as a single class, and the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a class.

7.	The proposal to approve an amendment to the Charter to preserve certain tax benefits.

For	Against	Abstain	Broker Non-Votes
4,355,107	3,581	18,214	1,243,538

This proposal 7 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock.

8.
The nonbinding advisory vote to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the Transactions.

For	Against	Abstain	Broker Non-Votes
4,351,727	7,250	17,925	1,243,538

This proposal 8 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

9.	The proposal to approve the 382 Rights Agreement, dated as of March 27, 2014, between the Company and Broadridge Corporate Issuer Solutions, Inc.

For	Against	Abstain	Broker Non-Votes
4,352,825	4,583	19,494	1,243,538

This proposal 9 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

10.
The proposal to elect seven directors to hold office until the 2015 annual meeting of stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation, including resignation upon the closing pursuant to the Transaction Agreement.

Name	For	Withheld	Broker Non-Votes
Mark W. Wong	4,354,802	22,100	1,243,538
Scott H. Pearce	4,356,972	19,930	1,243,538
Elizabeth K. Blake	4,347,098	29,804	1,243,538
David Einhorn	4,354,227	22,675	1,243,538
Richard I. Jaffee	4,356,927	19,975	1,243,538
John D. March	4,356,977	19,925	1,243,538
Ernest J. Sampias	4,356,048	20,854	1,243,538

Each of the seven director nominees received a plurality of the votes cast at the Annual Meeting and were elected as directors of the Company until the 2015 annual meeting of stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation, including resignation upon the closing pursuant to the Transaction Agreement.

11.	The nonbinding advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
4,351,650	7,122	18,130	1,243,538

This proposal 11 was approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

12.	The nonbinding advisory vote on the frequency of future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain
4,347,989	480	27,271	1,162

Holders of a majority of the shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting voted in favor of the one-year interval between future advisory votes on executive compensation.

13.	The proposal to adopt the Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
4,352,427	5,464	19,011	1,243,538

This proposal 13 was approved by the affirmative vote of the holders of a majority of the shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

14.	The proposal to ratify the Company’s independent registered public accounting firm for 2014.

For	Against	Abstain	Broker Non-Votes
5,582,476	14,421	23,543	0

This proposal 14 was approved by the affirmative vote of the holders of a majority of the shares of Common Stock and Class B Common Stock issued, present and voting at the Annual Meeting.

Because there were sufficient votes from the Company’s stockholders to approve proposals 1 through 5 and proposal 7, the vote on the proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies was not called.  There were no other matters that came before the Annual Meeting.

With the approval of proposals 1 through 5 and proposal 7, the Company has received the requisite stockholder approvals to consummate the Transactions and, subject to the satisfaction or waiver of the remaining closing conditions (including the completion of a five business day period following the expiration of the rights offering as set forth in the Transaction Agreement), the Transactions are expected to close as promptly as practicable.  The closing of the Transactions remains subject to customary closing conditions and the receipt of listing approval from NASDAQ for the continued listing of the Common Stock on the Nasdaq Capital Market after the consummation of the Transactions.  There can be no assurance that the Transactions will be consummated.

Item 8.01.                      Other Events.

On October 20, 2014, the Company issued a press release announcing the results of the Annual Meeting and the expiration of the previously announced rights offering relating to the Transactions, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed Transactions, the expected timetable for completing the Transactions and effects of the Transactions, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transactions; the conditions to the completion of the Transactions; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transactions; and general economic conditions that are less favorable than expected. Additional factors that could cause actual results to differ from those anticipated are discussed in our Annual Report on Form 10-K filed with the SEC on March 26, 2014, as amended by Amendment No. 1 to Annual Report on Form 10-K/A, filed with the SEC on April 30, 2014, and our other filings pursuant to the Securities Exchange Act of 1934, as amended. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Item 9.01.                      Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description

10.1
Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan (incorporated by reference to Annex F to BioFuel Energy Corp.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 18, 2014).

99.1	Press Release, dated October 20, 2014, of BioFuel Energy Corp.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: October 20, 2014	By:	/s/ Kelly G. Maguire
		Name:	Kelly G. Maguire
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan (incorporated by reference to Annex F to BioFuel Energy Corp.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 18, 2014).

99.1	Press Release, dated October 20, 2014, of BioFuel Energy Corp.